Exhibit 99.2
Supplemental Operating and Financial Data
Third Quarter 2009

Entertainment Properties Trust
Supplemental Operating and Financial Data
Third Quarter 2009

CAUTIONARY STATEMENT CONCERNING FORWARD LOOKING STATEMENTS
With the exception of historical information, certain information contained or incorporated by reference herein constitutes forward-looking statements as such term is defined in Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The forward-looking statements may refer to our financial condition, results of operations, plans, objectives, acquisition or disposition of properties, future expenditures for development projects, capital resources, future financial performance and business. Forward-looking statements are not guarantees of performance. They involve numerous risks, uncertainties and assumptions. Our future results, financial condition and business may differ materially from those expressed in these forward-looking statements In addition, references to our budgeted amounts are forward looking statements. These forward-looking statements represent our intentions, plans, expectations and beliefs and are subject to numerous assumptions, risks and uncertainties. Many of the factors that will determine these items are beyond our ability to control or predict. For further discussion of these factors see “Risk Factors” in our most recent annual report on Form 10-K and, to the extent applicable, in our quarterly reports on Form 10-Q.
For these statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on our forward-looking statements, which speak only as of the date indicated herein or the date of any document incorporated by reference herein. All subsequent written and oral forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. We do not undertake any obligation to release publicly any revisions to our forward-looking statements to reflect events or circumstances after the date hereof.
DEFINITIONS
See p. 28-29 for definitions of certain non-GAAP financial measures used in this document.

Entertainment Properties Trust
Company Profile
The Company

Entertainment Properties Trust (“EPR” or the “Company”) is a self administered and self-managed real estate investment trust. EPR was formed in August 1997 as a Maryland real estate investment trust (“REIT”), and an initial public offering was completed on November 18, 1997. Since that time the Company has grown into one of the pre-eminent owners of entertainment-based real estate.
Company Strategy

EPR’s primary business objective is to enhance shareholder value by achieving predictable and increasing Funds from Operations (“FFO”) growth per share through the acquisition, development and financing of high-quality properties which meet our Five Star Investment Strategy. As a part of our growth strategies, we will consider developing or acquiring additional megaplex theatre properties, and developing or acquiring entertainment, entertainment-related, recreational or specialty properties. We will also consider developing or acquiring additional entertainment retail centers. We may also pursue opportunities to provide mortgage financing for these same property types in certain situations. We have historically paid out approximately 75% of our FFO in the form of quarterly dividends. This allows investors to realize a portion of their returns on a current basis.
Five Star Investment Strategy

Our investments are evaluated against the following five criteria:
•	Inflection Opportunity: A generational renewal or restructuring change in an industry’s properties that creates an opportunity for insightful capital.

•	Enduring Value: Investment in real estate devoted to and improving upon long-lived activities.

•	Excellent Execution: Premium locations and investment executions that lead to market-dominant performance and create credit beyond the particular tenant.

•	Attractive Economics: Accretive initial returns along with growth in yield over the life of our investments in categories of meaningful size.

•	Advantageous Position: Sustainable competitive advantages based on knowledge, relationships or access to key investment elements.

Entertainment Properties Trust
Investor Information
Senior Management

David Brain	Greg Silvers
President and Chief Executive Officer	Vice President and Chief Operating Officer

Mark Peterson	Jerry Earnest
Vice President and Chief Financial Officer	Vice President and Chief Investment Officer

Mike Hirons
Vice President, Finance
Company Information

Corporate Headquarters	Trading Symbols
30 West Pershing Road, Suite 201	Common Stock:
Kansas City, MO 64108	EPR
888-EPR-REIT	Preferred Stock:
www.eprkc.com	EPR-PrB
EPR-PrC
Stock Exchange Listing	EPR-PrD
New York Stock Exchange	EPR-PrE
Equity Research Coverage

J.P. Morgan	Anthony Palone	212-622-6682
RBC Capital Markets	Richard Moore	440-715-2646
Citi Global Markets	Michael Bilerman/Gregory Schweitzer	212-816-4471
Keybanc Capital Markets	Jordan Sadler	917-368-2280
FBR Capital Markets & Co.	Gabe Poggi	703-469-1141
BMO Capital Markets	Paul Adornato	212-885-4170
Kansas City Capital	Johnathan Braatz	816-932-8019
Janney Montgomery Scott	Andrew DiZio	215-665-6439
Entertainment Properties Trust is followed by the analysts identified above. Please note that any opinions, estimates, forecasts or recommendations regarding Entertainment Properties Trust’s performance made by these analysts are theirs alone and do not represent opinions, estimates, forecasts or recommendations of Entertainment Properties Trust or its management. Entertainment Properties Trust does not by its reference above or distribution imply its endorsement of or concurrence with such information, conclusions or recommendations.

Entertainment Properties Trust
Selected Financial Information
(Unaudited, dollars and shares in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2009	2008	2009	2008
Revenue from continuing operations	$68,122	$74,973	$201,544	$209,581
Net income (loss) available to common shareholders of Entertainment Properties Trust	(66,843)	28,506	(28,912)	73,786
Earnings before interest, taxes, depreciation and amortization (EBITDA) (1)	(44,315)	64,213	64,830	175,582
Adjusted EBITDA (1)	57,243	64,213	166,388	175,582
Interest expense, net	19,355	17,689	54,274	52,117
Recurring principal payments	6,295	5,133	18,579	17,710
Capitalized interest	83	275	517	603
Straight-lined rental revenue	642	1,016	1,787	2,909
Dividends declared on preferred shares	7,552	7,552	22,655	20,714
Dividends declared on common shares	23,748	27,612	69,430	77,044
General and administrative expense	3,557	3,718	11,961	12,070

	September 30,
	2009	2008
Real estate investments before depreciation	1,996,571	2,002,292
Total assets	2,553,537	2,613,482
Unencumbered real estate assets (2)
Number	29	25
Gross book value	264,951	208,648
Annualized stabilized NOI	25,976	23,679

Total debt	1,184,139	1,217,569
Shareholders’ equity	1,297,213	1,326,598
Common shares outstanding	36,515	32,872
Total market capitalization (using EOP closing price)	2,846,997	3,432,565
Debt/total assets	46%	47%
Debt/total market capitalization	42%	35%
Debt/total assets (undepreciated)	42%	43%
Debt/Adjusted EBITDA	5.12	5.33

(1)	See pages 28 and 29 for definitions.

(2)	Excludes property under development and undeveloped land.

Entertainment Properties Trust
Selected Balance Sheet Information
(Unaudited, dollars in thousands)

	3rd Quarter 2009	2nd Quarter 2009	1st Quarter 2009	4th Quarter 2008	3rd Quarter 2008	2nd Quarter 2008
Assets
Rental properties:
Megaplex theatres and other retail	$1,756,539	$1,763,964	$1,735,162	$1,742,433	$1,760,470	$1,763,286
Other	217,022	216,508	215,765	206,671	204,425	198,567
Less: accumulated depreciation	(247,425)	(235,472)	(223,503)	(214,078)	(206,136)	(196,554)
Property under development	20,575	22,847	27,324	30,835	34,985	29,833
Mortgage notes receivable (1)
Waterpark	163,298	162,613	144,915	134,948	126,804	114,240
Concord	133,119	133,119	133,119	134,150	133,119	—
Toronto Dundas Square Project	86,878	108,914	100,551	103,289	113,632	114,099
Metropolitan ski areas	134,774	133,986	133,217	132,468	129,737	124,791
Other	—	—	3,653	3,651	3,643	3,634
Investment in a direct financing lease, net	168,884	167,945	167,003	166,089	162,909	162,032
Investment in joint ventures	2,435	2,457	2,482	2,493	2,412	2,437
Cash and cash equivalents	11,196	16,202	13,504	50,082	11,125	12,201
Restricted cash	15,902	14,551	8,327	11,004	15,366	15,228
Accounts receivable, net	31,714	30,190	32,848	33,405	33,147	34,216
Notes receivable (1)	12,395	43,124	44,396	40,338	40,143	41,281
Other assets and intangible assets, net	46,231	60,629	63,335	56,147	47,701	42,485

Total Assets	$2,553,537	$2,641,577	$2,602,098	$2,633,925	$2,613,482	$2,461,776

Liabilities and Shareholders’ Equity
Liabilities:
Accounts payable and accrued liabilities	$28,608	$27,122	$27,684	$35,665	$18,024	$21,484
Common dividends payable	23,748	22,732	22,716	27,377	27,612	25,735
Preferred dividends payable	7,552	7,552	7,552	7,552	7,552	7,853
Unearned rents and interest	12,277	12,836	6,333	8,312	16,127	11,218
Line of credit	73,000	116,000	93,000	149,000	85,000	85,000
Long-term debt	1,111,139	1,109,356	1,108,117	1,113,368	1,132,569	1,096,157

Total Liabilities	1,256,324	1,295,598	1,265,402	1,341,274	1,286,884	1,247,447
Shareholders’ equity:
Common stock and additional paid in capital	1,440,437	1,389,520	1,387,926	1,340,135	1,339,155	1,224,290
Preferred stock at par value	167	167	167	167	167	167
Treasury stock	(27,698)	(27,698)	(27,559)	(26,357)	(26,357)	(25,096)
Loans to shareholders	(1,925)	(1,925)	(1,925)	(1,925)	(1,925)	(3,525)
Accumulated other comprehensive income (loss)	16,985	9,951	(2,202)	(6,169)	27,772	31,130
Distributions in excess of net income	(126,760)	(36,170)	(33,593)	(28,417)	(28,876)	(29,768)

Entertainment Properties Trust shareholders’ equity	1,301,206	1,333,845	1,322,814	1,277,434	1,309,936	1,197,198

Noncontrolling interests	(3,993)	12,134	13,882	15,217	16,662	17,131
Total shareholders’ equity	1,297,213	1,345,979	1,336,696	1,292,651	1,326,598	1,214,329

Total Liabilities and shareholders’ equity	$2,553,537	$2,641,577	$2,602,098	$2,633,925	$2,613,482	$2,461,776

(1)	Includes related accrued interest receivable and is net of loan loss reserves.

Entertainment Properties Trust
Selected Operating Data
(Unaudited, dollars in thousands)

	3rd Quarter 2009	2nd Quarter 2009	1st Quarter 2009	4th Quarter 2008	3rd Quarter 2008	2nd Quarter 2008
Rental revenue and tenant reimbursements:
Theatres	$40,911	$40,157	$40,044	$39,352	$40,410	$39,587
Other retail	10,910	10,266	10,701	12,093	12,400	13,104
Vineyards and wineries	3,899	4,031	3,989	4,395	4,270	2,135
Metropolitan ski areas	311	311	312	308	308	308
Mortgage and other financing income:
Public charter schools (1)	5,293	5,031	5,003	5,010	4,960	2,789
Metropolitan ski areas	3,318	3,298	3,280	3,246	3,127	3,044
Waterpark	2,794	1,497	1,363	2,060	1,810	1,698
Concord	—	—	—	4,544	1,646	—
Toronto Dundas Square Project	—	—	—	3,834	4,338	4,369
Other	245	1,398	872	1,132	1,244	1,230
Other income	441	728	1,140	1,023	460	491

Total revenue	$68,122	$66,717	$66,704	$76,997	$74,973	$68,755

Property operating expense	6,708	6,382	8,019	6,827	6,612	6,309
Other expense	614	854	618	559	430	622
General and administrative expense	3,557	4,278	4,125	4,845	3,718	3,938
Costs associated with loan refinancing	—	117	—	—	—	—
Interest expense, net	19,355	17,482	17,437	18,834	17,689	16,960
Depreciation and amortization	11,921	11,834	12,629	11,646	11,170	10,341
Provision for loan losses	65,757	—	—	—	—	—
Impairment charge	35,801	—	—	—	—	—
Equity in income from joint ventures	229	225	219	219	216	245

Income (loss) from continuing operations	$(75,362)	$25,995	$24,095	$34,505	$35,570	$30,830
Income from discontinued operations	—	—	—	—	—	103

Net income (loss)	$(75,362)	$25,995	$24,095	$34,505	$35,570	$30,933
Add: net loss attributable to noncontrolling interests	16,071	1,709	1,234	880	488	478
Preferred dividend requirements	(7,552)	(7,552)	(7,552)	(7,551)	(7,552)	(7,552)

Net income (loss) available to common shareholders of Entertainment Properties Trust	$(66,843)	$20,152	$17,777	$27,834	$28,506	$23,859

(1)	Represents income from owned assets under a direct financing lease.

Entertainment Properties Trust
Funds from Operations
(Unaudited, in thousands except per share information)

	3rd Quarter	2nd Quarter	1st Quarter	4th Quarter	3rd Quarter	2nd Quarter
	2009	2009	2009	2008	2008	2008
Funds From Operations (1):
Net income available to common shareholders of Entertainment Properties Trust	$(66,843)	$20,152	$17,777	$27,834	$28,506	$23,859
Real estate depreciation and amortization	11,728	11,642	12,434	11,454	10,958	10,138
Allocated share of joint venture depreciation	66	66	65	65	64	69
Noncontrolling interest	(16,118)	(1,746)	(1,323)	(958)	(604)	(537)

FFO available to common shareholders of Entertainment Properties Trust	$(71,167)	$30,114	$28,953	$38,395	$38,924	$33,529

FFO available to common shareholders of Entertainment Properties Trust	(71,167)	30,114	28,953	38,395	38,924	33,529
Preferred dividends for Series C	—	—	—	1,940	1,941	1,941

Diluted FFO available to common shareholders of Entertainment Properties Trust	$(71,167)	$30,114	$28,953	$40,335	$40,865	$35,470

FFO per common share attributable to Entertainment Properties Trust:
Basic	$(2.01)	$0.86	$0.84	$1.17	$1.22	$1.10
Diluted	(2.01)	0.86	0.84	1.15	1.19	1.08
Shares used for computation (in thousands):
Basic	35,445	34,970	34,363	32,873	32,033	30,577
Diluted	35,445	34,992	34,363	34,937	34,284	32,827
Weighted average shares outstanding-diluted EPS	35,445	34,992	34,363	33,008	32,365	30,913
Effect of dilutive Series C preferred shares	—	—	—	1,929	1,919	1,914

Adjusted weighted average shares outstanding — diluted	35,445	34,992	34,363	34,937	34,284	32,827

(1)	See pages 28 and 29 for definitions.

Entertainment Properties Trust
Adjusted Funds from Operations
(Unaudited, dollars in thousands except per share information)

	3rd Quarter	2nd Quarter	1st Quarter	4th Quarter	3rd Quarter	2nd Quarter
	2009	2009	2009	2008	2008	2008
Adjusted Funds from Operations (1):
Diluted FFO available to common shareholders of Entertainment Properties Trust	$(71,167)	$30,114	$28,953	$40,335	$40,865	$35,470
Adjustments:
Non-cash impairment charge and provision for loan losses	101,558	—	—	—	—	—
Non-real estate depreciation and amortization	196	191	196	191	215	215
Deferred financing fees amortization	1,103	693	756	888	780	822
Costs associated with loan refinancing	—	117	—	—	—	—
Share-based compensation expense to management and trustees	1,083	1,078	1,077	990	988	991
Maintenance capital expenditures(2)	(28)	(274)	(560)	(725)	(1,061)	(1,013)
Straight-lined rental revenue	(642)	(584)	(561)	(942)	(1,016)	(1,067)
Non-cash portion of mortgage and other financing income	(1,726)	(1,710)	(1,664)	(6,969)	(6,352)	(5,550)

AFFO	$30,377	$29,625	$28,197	$33,768	$34,419	$29,868

Weighted average shares outstanding-diluted FFO	35,445	34,992	34,363	34,937	34,284	32,827
Other common stock equivalents excluded due to loss	230	—	—	—	—	—

Weighted average shares outstanding-diluted AFFO	35,675	34,992	34,363	34,937	34,284	32,827

AFFO per diluted common share	$0.85	$0.85	$0.82	$0.97	$1.00	$0.91

Dividends declared per common share	$0.65	$0.65	$0.65	$0.84	$0.84	$0.84

AFFO payout ratio (3)	76%	76%	79%	87%	84%	92%

(1)	See pages 28 and 29 for definitions.

(2)	Includes maintenance capital expenditures and second generation tenant improvements and leasing commisions.

(3)	AFFO payout ratio is calculated by dividing dividends declared per common share by AFFO per diluted common share.

Entertainment Properties Trust
Capital Structure at September 30, 2009
(Unaudited, dollars in thousands)
Consolidated Debt

Principal Payments Due on Long-Term Debt Without Extensions:

	Mortgages (1)			Term Loans/Bond					Weighted Avg
Year	Amortization	Maturities		Amortization	Maturities		Credit Facility (4)	Total	Interest Rate
2009	$5,660	$—		$965	$—		$—	$6,625	5.82%
2010	23,276	168,750	(2)	3,945	—		—	195,969	5.75%
2011	23,854	—		3,909	115,400	(3)	73,000	216,160	5.69%
2012	24,737	65,293		3,078	—		—	93,108	6.45%
2013	16,789	99,178		3,276	—		—	119,243	5.80%
2014	19,849	127,666		3,475	—		—	150,990	6.28%
2015	10,971	90,813		3,684	—		—	105,468	5.72%
2016	7,079	96,144		3,902	—		—	107,125	6.04%
2017	3,606	82,299		4,128	3,619		—	93,652	5.86%
2018	920	12,462		980	61,802		—	76,164	5.36%
2019	—	—		—	—		—	—	—
Thereafter	9,000	—		—	10,635		—	19,635	2.54%

	$145,741	$742,605		$31,342	$191,456		$73,000	$1,184,139	5.82%

Principal Payments Due on Long-Term Debt With Extensions:

	Mortgages (1)			Term Loans/Bond					Weighted Avg
Year	Amortization	Maturities		Amortization	Maturities		Credit Facility (4)	Total	Interest Rate
2009	$5,660	$—		$965	$—		$—	$6,625	5.82%
2010	23,443	56,250		3,945	—		—	83,638	5.94%
2011	24,854	—		4,109	—		—	28,963	5.84%
2012	25,570	175,793	(2)	4,078	114,200	(3)	73,000	392,636	5.83%
2013	16,789	99,178		3,276	—		—	119,243	5.80%
2014	19,849	127,666		3,476	—		—	150,991	6.28%
2015	10,971	90,813		3,684	—		—	105,468	5.72%
2016	7,079	96,144		3,902	—		—	107,125	6.04%
2017	3,606	82,299		4,127	3,619		—	93,651	5.86%
2018	920	12,462		980	61,802		—	76,164	5.36%
2019	—	—		—	—		—	—	—
Thereafter	9,000	—		—	10,635		—	19,635	2.54%

	$147,741	$740,605		$32,542	$190,256		$73,000	$1,184,139	5.82%

	Balance	Weighted Avg Interest Rate	Weighted Avg Maturity (yrs)
Fixed Rate Secured Debt	$1,036,563	5.92%	5.5
Variable Rate Debt	147,576	5.14%	4.2

Total	$1,184,139	5.82%	5.4

Note: $204.5 million of variable rate debt outstanding at September 30, 2009 has been converted to a fixed rate by interest rate swap agreements and is reflected above as fixed rate secured debt.

(1)	Scheduled amortizations and maturities represent only consolidated debt obligations.

(2)	This amount includes $56.25 million in debt maturing in September 2010 related to the planned resort development in Sullivan County, New York and $113.5 million in debt maturing in October 2010 secured by our entertainment retail center in White Plains, New York. The $113.5 million related to White Plains is extendable for two to four years based on meeting certain conditions including a minimum net operating income threshold. Absent any improvement in the performance of the asset or resolution of default issues with the minority partner, the Company may elect to surrender the property at the loan’s maturity. Amount is shown in the “Principal Payments Due on Long-Term Debt With Extensions” as if note was extended for two years.

(3)	This amount includes $115.2 million of maturing debt secured by one theatre and one ski resort as well as five mortgage notes receivable. The debt is extendable at the Company’s option until October 26, 2012. Amount is shown in the “Principal Payments Due on Long-Term Debt With Extensions” as if this loan was extended to 2012.

(4)	Credit Facility Summary:

		Maturity	Rate
Commitment	Balance	(with extension)	at 9/30/09

215,000	73,000	October 2012	5.50%
Note: The facility includes an accordion feature in which the facility can be increased to up to $300 million subject to certain conditions, including lender consent. The facility has a one year extension available at the Company’s option. Amount is shown in the “Principal Payments Due on Long-Term Debt With Extensions” as if this loan was extended to 2012.

Entertainment Properties Trust
Capital Structure at September 30, 2009
(Unaudited, dollars in thousands)
Consolidated Debt (continued)

Summary of Long-Term Debt:

	September 30, 2009	December 31, 2008

Mortgage note payable, variable rate, due September 10, 2010	$56,250	$56,250
Mortgage note payable, 5.60%, due October 7, 2010, two to four year extension at Company’s option upon meeting certain conditions	113,541	113,917
Revolving variable rate credit facility at LIBOR + 3.50% (LIBOR floor of 2.00%), due October 26, 2011, one year extension available at Company’s option	73,000	149,000
Term loan payable, $114,000 fixed through interest rate swaps at 5.81%, $3,900 at September 30, 2009 at variable rate of LIBOR + 1.75%, due October 26, 2011, one year extension available at Company’s option	117,900	118,800
Mortgage notes payable, 6.57%-6.73%, due October 1, 2012	46,130	47,056
Mortgage note payable, 6.63%, due November 1, 2012	25,787	26,302
Mortgage notes payable, 4.26%-9.01%, due February 10, 2013	120,917	125,424
Mortgage note payable, 6.84%, due March 1, 2014	101,170	91,583
Mortgage note payable, 5.58%, due April 1, 2014	60,947	61,742
Mortgage note payable, 5.56%, due June 5, 2015	33,904	34,311
Mortgage notes payable, 5.77%, due November 6, 2015	73,207	74,443
Mortgage notes payable, 5.84%, due March 6, 2016	41,129	41,798
Mortgage notes payable, 6.37%, due June 30, 2016	29,282	29,712
Mortgage notes payable, 6.10%, due October 1, 2016	26,323	26,716
Mortgage notes payable, 6.02%, due October 6, 2016	19,850	20,149
Mortgage note payable, 6.06%, due March 1, 2017	11,047	11,207
Mortgage note payable, 6.07%, due April 6, 2017	11,367	11,530
Mortgage notes payable, 5.73%-5.95%, due May 1, 2017	52,710	53,494
Mortgage notes payable, 5.86%, due August 1, 2017	26,962	27,352
Term loans payable, $90,471 at September 30, 2009 fixed through interest rate swaps at 5.11%-5.78%, $3,791 at September 30, 2009 at variable rates of LIBOR + 1.75%-2.00%, due December 1, 2017-June 5, 2018	94,262	92,120
Mortgage note payable, 6.19%, due February 1, 2018	16,787	17,133
Mortgage note payable, 7.37%, due July 15, 2018	12,032	12,694
Bond payable, variable rate, due October 1, 2037	10,635	10,635
Mortgage note payable, 5.50%	4,000	4,000
Mortgage note payable, 5.00%	5,000	5,000

Total	$1,184,139	$1,262,368

Entertainment Properties Trust
Capital Structure at September 30, 2009
(Unaudited, dollars in thousands)
Equity

	Shares Issued	Price at
	and	September 30,	Liquidation
Security	Outstanding	2009	Preference	Dividend Rate	Convertible

Common shares	36,514,575	$34.14	N/A	(1)	N/A
Series B	3,200,000	$19.41	$80,000	7.750%	N
Series C	5,400,000	$15.46	$135,000	5.750%	Y
Series D	4,600,000	$18.00	$115,000	7.375%	N
Series E	3,450,000	$21.72	$86,250	9.000%	Y
Calculation of Total Market Capitalization:

Common shares outstanding at September 30, 2009 multiplied by closing price at September 30, 2009	$1,246,608
Aggregate liquidation value of Series B preferred shares	80,000
Aggregate liquidation value of Series C preferred shares	135,000
Aggregate liquidation value of Series D preferred shares	115,000
Aggregate liquidation value of Series E preferred shares	86,250
Total long-term debt at September 30, 2009	1,184,139

Total consolidated market capitalization	$2,846,997

(1)	Quarterly dividend declared in the third quarter of 2009 was $0.65 per share.

Entertainment Properties Trust
Summary of Ratios
(Unaudited)

	3rd Quarter 2009	2nd Quarter 2009	1st Quarter 2009	4th Quarter 2008	3rd Quarter 2008	2nd Quarter 2008

Debt to total assets (book value)	46%	46%	46%	48%	47%	48%

Debt to total market capitalization	42%	52%	55%	47%	35%	38%

Debt to total assets (undepreciated)	42%	43%	43%	44%	43%	44%

Debt to Adjusted EBITDA (1)	5.12	5.15	4.99	5.25	5.33	5.47

Secured debt to secured assets (2)	63%	65%	59%	59%	59%	61%

Unencumbered real estate assets to total real estate assets (3)	12%	12%	11%	11%	10%	15%

Interest coverage ratio (4)	3.0	3.2	3.1	3.4	3.6	3.3

Fixed charge coverage ratio (4)	2.1	2.2	2.2	2.4	2.5	2.3

Debt service coverage ratio (4)	2.3	2.3	2.3	2.6	2.8	2.5

FFO payout ratio (5)	-32%	76%	77%	73%	71%	78%

AFFO payout ratio (6)	76%	76%	78%	83%	82%	89%

(1)	Adjusted EBITDA is for the trailing twelve month period. See pages 28 and 29 for definitions.

(2)	Includes line of credit borrowing base assets.

(3)	Total real estate assets includes rental properties, gross, and direct financing lease, net.

(4)	See page 15 for detailed calculation.

(5)	FFO payout ratio is calculated by dividing dividends declared per common share by FFO per diluted common share.

(6)	AFFO payout ratio is calculated by dividing dividends declared per common share by AFFO per diluted common share.

Entertainment Properties Trust
Calculation of Interest, Fixed Charge and Debt Service Coverage Ratios
(Unaudited, dollars in thousands)

	3rd Quarter	2nd Quarter	1st Quarter	4th Quarter	3rd Quarter	2nd Quarter
	2009	2009	2009	2008	2008	2008

Interest Coverage Ratio:
Net income (loss)	$(75,362)	$25,995	$24,095	$34,505	$35,570	$30,933
Impairment charge	35,801	—	—	—	—	—
Provision for loan losses	65,757	—	—	—	—	—
Interest expense, gross	19,441	17,697	17,708	19,163	18,028	17,823
Depreciation and amortization	11,921	11,834	12,629	11,646	11,170	10,342
Share-based compensation expense to management and trustees	1,083	1,078	1,077	990	988	991
Costs associated with loan refinancing	—	117	—	—	—	—
Interest cost capitalized	(83)	(208)	(226)	(194)	(275)	(196)
Straight-line rental revenue	(642)	(584)	(561)	(942)	(1,016)	(1,067)
Gain on sale of real estate from discontinued operations	—	—	—	—	—	(119)

Interest coverage amount	$57,916	$55,929	$54,722	$65,168	$64,465	$58,707

Interest expense, net	$19,355	$17,482	$17,437	$18,834	$17,689	$16,960
Interest income	3	7	45	135	64	667
Interest cost capitalized	83	208	226	194	275	196

Interest expense, gross	$19,441	$17,697	$17,708	$19,163	$18,028	$17,823

Interest coverage ratio	3.0	3.2	3.1	3.4	3.6	3.3

Fixed Charge Coverage Ratio:
Interest coverage amount	$57,916	$55,929	$54,722	$65,168	$64,465	$58,707

Interest expense, gross	19,441	17,697	17,708	19,163	18,028	17,823
Preferred share dividends	7,552	7,552	7,552	7,551	7,552	7,552

Fixed charges	$26,993	$25,249	$25,260	$26,714	$25,580	$25,375

Fixed charge coverage ratio	2.1	2.2	2.2	2.4	2.5	2.3

Debt Service Coverage Ratio:
Interest coverage amount	$57,916	$55,929	$54,722	$65,168	$64,465	$58,707

Interest expense, gross	19,441	17,697	17,708	19,163	18,028	17,823
Recurring principal payments	6,295	6,160	6,124	6,161	5,133	5,933

Debt service	$25,736	$23,857	$23,832	$25,324	$23,161	$23,756

Debt service coverage ratio	2.3	2.3	2.3	2.6	2.8	2.5

Entertainment Properties Trust
Reconciliation of Interest Coverage Amount to Net Cash Provided by Operating Activities
(Unaudited, dollars in thousands)
The interest coverage amount per the table on the previous page is a non-GAAP financial measure and should not be considered an alternative to any GAAP liquidity measures. It is most directly comparable to the GAAP liquidity measure, “Net cash provided by operating activities,” and is not directly comparable to the GAAP liquidity measures, “Net cash used in investing activities” and “Net cash provided by financing activities.” The interest coverage amount can be reconciled to “Net cash provided by operating activities” per the consolidated statements of cash flows as follows:

	3rd Quarter	2nd Quarter	1st Quarter	4th Quarter	3rd Quarter	2nd Quarter
	2009	2009	2009	2008	2008	2008

Net cash provided by operating activities	$35,849	$41,696	$35,321	$35,879	$46,874	$37,439

Equity in income from joint ventures	229	225	219	219	216	245
Distributions from joint ventures	(250)	(250)	(243)	(245)	(240)	(291)
Amortization of deferred financing costs	(1,103)	(693)	(756)	(888)	(780)	(822)
Increase in mortgage notes accrued interest receivable	272	647	(403)	4,949	5,735	4,991
Decrease in restricted cash	818	(1,125)	(1,008)	1,510	(48)	(962)
Decrease (increase) in accounts receivable	989	(4,084)	118	1,394	(737)	1,818
Decrease (increase) in notes and accrued interest receivable	21	(272)	(284)	195	(713)	333
Increase in direct financing lease receivable	939	942	914	922	877	486
Increase in other assets	(248)	2,286	2,523	(822)	737	373
Decrease in accounts payable and accrued liabilities	939	(701)	731	1,983	2	(1,272)
Decrease in unearned rents	745	353	669	2,045	(4,195)	(191)
Straight-line rental revenue	(642)	(584)	(561)	(942)	(1,016)	(1,067)
Interest expense, gross	19,441	17,697	17,708	19,163	18,028	17,823
Interest cost capitalized	(83)	(208)	(226)	(194)	(275)	(196)

Interest coverage amount	$57,916	$55,929	$54,722	$65,168	$64,465	$58,707

Entertainment Properties Trust
Capital Spending and Disposition Summaries
(Unaudited, dollars in thousands)
2009 Capital Spending:

		Capital Spending	Capital Spending
		Three Months Ended	Nine Months Ended
Description	Location	September 30, 2009	September 30, 2009

Development of Schlitterbahn Vacation Village	Kansas City, KS	$1,201	$28,968
Additions to the Toronto Dundas Square Project mortgage note receivable	Toronto, Ontario	3,819	4,587
Development of custom crush facility	Sonoma County, CA	2,754	6,847
Development of entertainment retail center	Suffolk, VA	568	4,275
Development of additional gross leasable area	Ontario, Canada	309	2,238
Development at Rb Winery	Hopland, CA	709	3,136
Development of theatre	Glendora, CA	—	1,004
Investment in Rb Wine Promissory Note	Hopland, CA	250	1,360
Investment in Sapphire Wines Promissory Note	Pasa Robles, CA	—	2,748
Investment in Muvico tenant improvements	various	1,478	1,677
Capitalized building improvements	various	189	1,456
Other capital acquisitions	various	84	245

Total capital spending		$11,361	$58,541

2009 Dispositions:

Description	Location	Cash Received	Gain (Loss)

No dispositions occurred during the three or nine months ended September 30, 2009

Entertainment Properties Trust
Financial Information by Asset Type
For the Three Months Ended September 30, 2009
(Unaudited, dollars in thousands)

			Public			Waterpark/
			Charter	Vineyards and	Metropolitan	Concord
	Theatres	Retail	Schools	Wineries	Ski Areas	Development	Subtotal	Unallocated	Consolidated
Rental revenue	$39,203	$7,884	$—	$3,899	$311	$—	$51,297	$—	$51,297
Tenant reimbursements	1,708	3,026	—	—	—	—	4,734	—	4,734
Other income	23	323	—		—	—	346	95	441
Mortgage and other financing income	142	57	5,293	46	3,318	2,794	11,650	—	11,650

Total revenue	41,076	11,290	5,293	3,945	3,629	2,794	68,027	95	68,122

Property operating expense	2,538	4,168	—	2	—	—	6,708	—	6,708
Other expense	—	390	—	224	—	—	614	—	614

Total investment expenses	2,538	4,558	—	226	—	—	7,322	—	7,322

General and administrative expense	—	—	—	—	—	—	—	3,557	3,557
Provision for loan losses	—	—	—	—	—	—	—	65,757	65,757
Impairment charge	—	—	—	—	—	—	—	35,801	35,801

EBITDA	$38,538	$6,732	$5,293	$3,719	$3,629	$2,794	$60,705	$(105,020)	$(44,315)

	64%	11%	9%	6%	6%	4%	100%

	75%
Add: provision for loan losses								65,757	65,757
Add: impairment charge								35,801	35,801

Adjusted EBITDA									$57,243
Reconciliation to Consolidated Statements of Income:
Provision for loan losses								(65,757)	(65,757)
Impairment charge								(35,801)	(35,801)
Interest expense, net								(19,355)	(19,355)
Depreciation and amortization								(11,921)	(11,921)
Equity in income from joint ventures								229	229

Net income (loss)									(75,362)
Noncontrolling interests								16,071	16,071
Preferred dividend requirements								(7,552)	(7,552)

Net income (loss) available to common shareholders									$(66,843)

Entertainment Properties Trust
Financial Information by Asset Type
For the Nine Months Ended September 30, 2009
(Unaudited, dollars in thousands)

			Public			Waterpark/
			Charter	Vineyards and	Metropolitan	Concord
	Theatres	Retail	Schools	Wineries	Ski Areas	Development	Subtotal	Unallocated	Consolidated
Rental revenue	$116,219	$23,144	$—	$11,919	$933	$—	$152,215	$—	$152,215
Tenant reimbursements	4,894	8,733	—	—	—	—	13,627	—	13,627
Other income	70	1,339	—	26	—	—	1,435	875	2,310
Mortgage and other financing income	1,886	153	15,328	475	9,896	5,654	33,392	—	33,392

Total revenue	123,069	33,369	15,328	12,420	10,829	5,654	200,669	875	201,544

Property operating expense	6,899	14,171	—	38	—	—	21,108	—	21,108
Other expense	—	1,427	—	660	—	—	2,087	—	2,087

Total investment expenses	6,899	15,598	—	698	—	—	23,195	—	23,195

General and administrative expense		—	—	—	—	—	—	11,961	11,961
Provision for loan losses								65,757	65,757
Impairment charge								35,801	35,801

EBITDA	$116,170	$17,771	$15,328	$11,722	$10,829	$5,654	$177,474	$(112,644)	$64,830

	65%	10%	9%	7%	6%	3%	100%

	75%
Add: provision for loan losses								65,757	65,757
Add: impairment charge								35,801	35,801

Adjusted EBITDA									$166,388
Reconciliation to Consolidated Statements of Income:
Impairment charge								(35,801)	(35,801)
Provision for loan losses								(65,757)	(65,757)
Interest expense, net								(54,274)	(54,274)
Costs associated with loan refinancing								(117)	(117)
Depreciation and amortization								(36,383)	(36,383)
Equity in income from joint ventures								673	673

Net income (loss)									(25,271)
Noncontrolling interests								19,014	19,014
Preferred dividend requirements								(22,655)	(22,655)

Net income (loss) available to common shareholders									$(28,912)

Entertainment Properties Trust
Financial Information by Asset Type
For the Three Months Ended September 30, 2008
(Unaudited, dollars in thousands)

			Public			Waterpark/
			Charter	Vineyards and	Metropolitan	Concord
	Theatres	Retail	Schools	Wineries	Ski Areas	Development	Subtotal	Unallocated	Consolidated
Rental revenue	$36,847	$10,714	$—	$4,270	$308	$—	$52,139	$—	$52,139
Tenant reimbursements	3,563	1,686	—	—	—	—	5,249	—	5,249
Other income	24	428	—	3	—	—	455	5	460
Mortgage and other financing income	5,345	123	4,960	114	3,127	3,456	17,125	—	17,125

Total revenue	45,779	12,951	4,960	4,387	3,435	3,456	74,968	5	74,973

Property operating expense	1,197	5,377	36	2	—	—	6,612	—	6,612
Other expense	—	430	—		—	—	430	—	430

Total investment expenses	1,197	5,807	36	2	—	—	7,042	—	7,042

General and administrative expense	—	—	—	—	—	—	—	3,718	3,718

EBITDA/Adjusted EBITDA	$44,582	$7,144	$4,924	$4,385	$3,435	$3,456	$67,926	$(3,713)	$64,213

	66%	10%	7%	7%	5%	5%	100%

	76%
Reconciliation to Consolidated Statements of Income:
Interest expense, net								(17,689)	(17,689)
Depreciation and amortization								(11,170)	(11,170)
Equity in income from joint ventures								216	216

Net income									35,570
Noncontrolling interests								488	488
Preferred dividend requirements								(7,552)	(7,552)

Net income available to common shareholders									$28,506

Entertainment Properties Trust
Financial Information by Asset Type
For the Nine Months Ended September 30, 2008
(Unaudited, dollars in thousands)

			Public			Waterpark/
			Charter	Vineyards and	Metropolitan	Concord
	Theatres	Retail	Schools	Wineries	Ski Areas	Development	Subtotal	Unallocated	Consolidated
Rental revenue	$113,960	$28,481	$—	$7,839	$921	$—	$151,201	$—	$151,201
Tenant reimbursements	11,093	5,021	—	—	—	—	16,114	—	16,114
Other income	70	1,584	—	3	—	—	1,657		1,657
Mortgage and other financing income	15,934	343	7,837	338	9,165	6,992	40,609	—	40,609

Total revenue	141,057	35,429	7,837	8,180	10,086	6,992	209,581	—	209,581

Property operating expense	6,170	13,699	74	4	—	—	19,947	—	19,947
Other expense	—	1,478	—		—	—	1,478	504	1,982

Total investment expenses	6,170	15,177	74	4	—	—	21,425	—	21,929

General and administrative expense	—	—	—	—	—	—	—	12,070	12,070

EBITDA/Adjusted EBITDA	$134,887	$20,252	$7,763	$8,176	$10,086	$6,992	$188,156	$(12,070)	$175,582

	72%	11%	4%	4%	5%	4%	100%

	83%
Reconciliation to Consolidated Statements of Income:
Interest expense, net								(52,117)	(52,117)
Depreciation and amortization								(32,184)	(32,184)
Equity in income from joint ventures								1,743	1,743

Income from continuing operations									93,024
Discontinued operations:
Loss from discontinued operations								(27)	(27)
Gain on sale of real estate								119	119

Net income									93,116
Noncontrolling interests								1,474	1,474
Preferred dividend requirements								(20,714)	(20,714)

Net income available to common shareholders									$73,876

Entertainment Properties Trust
Investment Information by Asset Type
As of September 30, 2009 and December 31, 2008
(Unaudited, dollars in thousands)

	As of September 30, 2009
		Public	Vineyards		Waterpark/
	Retail/	Charter	and	Metropolitan	Concord
	Theatres	Schools	Wineries	Ski Areas	Development	Consolidated

Rental properties, net of accumulated depreciation	$1,519,287	$—	$194,952	$11,897	$—	$1,726,136
Add back accumulated depreciation on rental properties	237,252	—	9,063	1,110	—	247,425
Property under development	12,064	—	8,511	—	—	20,575
Mortgage notes and related accrued interest receivable, net	86,878	—	—	134,774	296,417	518,069
Investment in direct financing leases	—	168,884	—	—	—	168,884
Investment in joint ventures	2,435	—	—	—	—	2,435
Intangible assets, net of accumulated amortization	6,908	—	—	—	—	6,908
Add back accumulated amortization on intangible assets	6,473	—	—	—	—	6,473
Notes receivable and related accrued interest receivable, net	2,159	3,750	6,486	—	—	12,395

Total investments	$1,873,456	$172,634	$219,012	$147,781	$296,417	$2,709,300

% of total investments	69%	6%	8%	6%	11%	100%

	As of December 31, 2008
		Public	Vineyards		Waterpark/
	Retail/	Charter	and	Metropolitan	Concord
	Theatres	Schools	Wineries	Ski Areas	Development	Consolidated

Rental properties, net of accumulated depreciation	$1,533,929	$—	$188,969	$12,128	$—	$1,735,026
Add back accumulated depreciation on rental properties	208,504	—	4,695	879	—	214,078
Property under development	21,916	—	8,919	—	—	30,835
Mortgage notes and related accrued interest receivable, net	106,940	—	—	132,468	269,098	508,506
Investment in direct financing leases	—	166,089	—	—	—	166,089
Investment in joint ventures	2,493	—	—	—	—	2,493
Intangible assets, net of accumulated amortization	12,400	—	—	—	—	12,400
Add back accumulated amortization on intangible assets	7,077	—	—	—	—	7,077
Notes receivable and related accrued interest receivable, net	31,440	3,785	5,113	—	—	40,338

Total investments	$1,924,699	$169,874	$207,696	$145,475	$269,098	$2,716,842

% of total investments	71%	6%	8%	5%	10%	100%

Entertainment Properties Trust
Lease Expirations Excluding Non-Theatre Retail
As of September 30, 2009
(Unaudited, dollars in thousands)

	Megaplex Theatres			Public Charter Schools			Vineyards and Wineries
		Rental			Financing	% of		Rental
		Revenue for the			Income for the	Mortgage		Revenue for the
	Total	Trailing Twelve		Total	Trailing Twelve	and	Total	Trailing Twelve
	Number	Months Ended	% of	Number	Months Ended	other	Number	Months Ended	% of
	of Leases	September 30,	Rental	of Leases	September 30,	financing	of Leases	September 30,	Rental
Year	Expiring	2009	Revenue	Expiring	2009	income	Expiring	2009	Revenue

2009	—	$—	0%	—	$—	—	—	$—	0%
2010	4	11,362	6%	—	—	—	—	—	0%
2011	4	9,479	5%	—	—	—	—	—	0%
2012	3	6,551	3%	—	—	—	—	—	0%
2013	4	14,200	7%	—	—	—	—	—	0%
2014	—	—	0%	—	—	—	—	—	0%
2015	—	—	0%	—	—	—	—	—	0%
2016	2	3,200	2%	—	—	—	—	—	0%
2017	3	4,583	2%	—	—	—	2	5,045	3%
2018	6	12,977	6%	—	—	—	5	10,232	5%
2019	7	19,043	9%	—	—	—	—	—	0%
2020	7	7,978	4%	—	—	—	—	—	0%
2021	3	5,886	3%	—	—	—	—	—	0%
2022	9	15,723	8%	—	—	—	—	—	0%
2023	1	1,254	1%	—	—	—	—	—	0%
2024	9	16,599	8%	—	—	—	—	—	0%
2025	7	12,276	6%	—	—	—	—	—	0%
2026	5	7,175	4%	—	—	—	—	—	0%
2027	3	3,939	2%	—	—	—	—	—	0%
2028	1	974	0%	—	—	—	—	—	0%
Thereafter	—	—	0%	22	16,300	31%	—	—	0%

	78	$153,199	75%	22	$16,300	31%	7	$15,277	8%

Note: This schedule relates to consolidated assets only and excludes non-theatre retail. One owned ski property is excluded from this schedule and the remaining ski property investments are held in mortgage notes receivable which are included on page 25.

Entertainment Properties Trust
Top Ten Customers by Revenue
(Unaudited, dollars in thousands)

		Total		Total
		Revenue		Revenue
		For The		For The
		Three Months		Nine Months
		Ended	Percentage	Ended	Percentage
		September 30,	of Total	September 30,	of Total
Customers	Asset Type	2009	Revenue	2009	Revenue
1. American Multi-Cinema, Inc.	Retail/Theatres	$25,362	37%	$76,487	38%
2. Imagine Schools, Inc.	Public Charter Schools	5,059	8%	15,094	8%
3. Peak Resorts, Inc.	Metropolitan Ski Areas	3,629	5%	10,829	5%
4. Rave Motion Pictures	Retail/Theatres	3,577	5%	10,692	5%
5. Regal Cinemas, Inc.	Retail/Theatres	3,535	5%	10,569	5%
6. Southern Theatres, LLC	Retail/Theatres	2,712	4%	8,238	4%
7. Ascentia Wine Estates, LLC	Vineyards and Wineries	2,501	4%	7,504	4%
8. SVVI, LLC	Waterparks	2,818	4%	5,697	3%
9. Muvico Entertainment, LLC	Retail/Theatres	934	2%	3,802	2%
10. Rb Wine Associates, LLC	Vineyards and Wineries	762	1%	2,197	1%

Total		$50,889	75%	$151,109	75%

Entertainment Properties Trust
Mortgage Notes Receivable
(Unaudited, dollars in thousands)
Summary of Mortgage Notes Receivable

	September 30, 2009	December 31, 2008
Mortgage note and related accrued interest receivable, LIBOR plus 3.50%, due on demand	$—	$3,651
Mortgage note and related accrued interest receivable, 10.00%, due April 2, 2010	32,041	29,735
Mortgage note and related accrued interest receivable, net 15.00%, due June 2, 2010-May 31, 2013 (1)	121,996	103,289
Mortgage note and related accrued interest receivable, 9.00%, due September 10, 2010 (1)	133,119	134,150
Mortgage notes and related accrued interest receivable, 7.00%, due May 1, 2019	163,298	134,948
Mortgage note, 9.53%, due March 10, 2027	8,000	8,000
Mortgage notes, 10.15%, due April 3, 2027	62,500	62,500
Mortgage note, 9.40%, due October 30, 2027	32,233	32,233

Total mortgage notes and related accrued interest receivable	$553,187	$508,506
Less: loan loss reserves	(35,118)	—

Total mortgage notes and related accrued interest receivable, net	$518,069	$508,506

(1)	Mortgage note receivable is impaired as of September 30, 2009. In accordance with the Company’s accounting policy, interest income is being recognized on a cash basis.
Payments Due on Mortgage Notes Receivable

	As of September 30, 2009
Year:
2009	$—
2010	165,159	(2)
2011	—
2012	—
2013	—
Thereafter	266,031

Total	$431,190

Note: the above schedule excludes the $86.9 million U.S. ($93.0 million Canadian) mortgage note receivable, net related to the Toronto Dundas Square Project that is in receivership.

(2)	Includes $32.0 million (including accrued interest) related to a mortgage note receivable that is secured by development land at Mount Snow. The borrower has the option to roll this note into another mortgage note (including the collateral) secured by Mount Snow that is due in 2027.

Entertainment Properties Trust
Notes Receivable
(Unaudited, dollars in thousands)
Summary of Notes Receivable

	September 30, 2009	December 31, 2008
Note and related accrued interest receivable, 10.00%, due February 28, 2009 (1)	$10,000	$10,083
Note and related accrued interest receivable, 10.00%, due March 1, 2009 (1)	10,000	10,083
Note and related accrued interest receivable, LIBOR + 3.50%, due March 1, 2009	—	1,005
Note and related accrued interest receivable, 15.00%, due November 1, 2009 (1)	3,000	—
Revolving credit facility and related accrued interest receivable, 15.00%, due January 1, 2010	1,413	—
Note and related accrued interest receivable, 9.23%, due August 31, 2012 (1)	3,751	3,785
Note and related accrued interest receivable, 12.00%, due April 1, 2013 (1)	5,073	5,113
Note and related accrued interest receivable, 10.00%, due May 8, 2017 (1)	10,000	10,083
Other	158	186

Total notes and related accrued interest receivable	$43,395	$40,338
Less: Loan loss reserves	(31,000)	—

Total notes and related accrued interest receivable, net	$12,395	$40,338

(1)	Note receivable is impaired as of September 30, 2009. In accordance with the Company’s accounting policy, interest income is being recognized on a cash basis.
Payments Due on Notes Receivable

As of September 30, 2009
Year:
2009	$23,000
2010	1,413
2011	—
2012	3,751
2013	5,231
Thereafter	10,000

Total	$43,395

Entertainment Properties Trust
Summary of Unconsolidated Joint Ventures
As of and for the Nine Months Ended September 30, 2009
(Unaudited, dollars in thousands)
Atlantic EPR-I

EPR investment interest: 21.7%
Income recognized for the nine months ended September 30, 2009: $421
Distributions received for the nine months ended September 30, 2009: $465
Unaudited condensed financial information for Atlantic-EPR I is as follows as of and for the nine months ended September 30, 2009 and 2008:

	2009	2008
Rental properties, net	$27,474	$28,118
Cash	141	510
Long-term debt (due May 2010)	15,109	15,515
Partners’ equity	12,412	12,646
Rental revenue	3,324	3,302
Net income	1,825	1,793
Atlantic EPR-II

EPR investment interest: 21.8%
Income recognized for the nine months ended September 30, 2009: $252
Distributions received for the nine months ended September 30, 2009: $279
Unaudited condensed financial information for Atlantic-EPR II is as follows as of and for the nine months ended September 30, 2009 and 2008:

	2009	2008
Rental properties, net	$21,613	$22,074
Cash	157	100
Long-term debt (due September 2013)	13,035	13,360
Note payable to Entertainment Properties Trust	117	117
Partners’ equity	8,351	8,496
Rental revenue	2,154	2,083
Net income	1,013	997

Entertainment Properties Trust
Definitions-Non-GAAP Financial Measures
EBITDA AND ADJUSTED EBITDA
EBITDA is a widely used financial measure in many industries, including the REIT industry, and is presented to assist investors and analysts in analyzing the performance of the Company. Management utilizes EBITDA in its analysis of the business and operations of the Company because it excludes various items included in net income that are not indicative of operating performance, such as gains (or losses) from sales of property and depreciation and amortization and is used in computing various financial ratios as a measure of operational performance. The Company computes EBITDA as the sum of net income plus interest expense (net), depreciation and amortization, gain or loss on sale of real estate, noncontrolling interests, equity in income from joint ventures and discontinued operations. Adjusted EBITDA is presented to add back the effect of non-cash impairment charges and the provision for loan losses. The Company’s method of calculating EBITDA and Adjusted EBITDA may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs. EBITDA and Adjusted EBITDA do not represent cash generated from operations as defined by U.S. generally accepted accounting principles (“GAAP”) and are not indicative of cash available to fund all cash needs, including distributions. These measures should not be considered as an alternative to net income for the purpose of evaluating the Company’s performance or to cash flows as a measure of liquidity.
FUNDS FROM OPERATIONS (“FFO”)
The National Association of Real Estate Investment Trusts (“NAREIT”) developed FFO as a relative non-GAAP financial measure of performance of an equity REIT in order to recognize that income-producing real estate historically has not depreciated on the basis determined under GAAP. FFO is a widely used measure of the operating performance of real estate companies and is provided here as a supplemental measure to GAAP net income available to common shareholders and earnings per share. FFO, as defined under the NAREIT definition and presented by us, is net income available to common shareholders, computed in accordance with GAAP, excluding gains and losses from sales of depreciable operating properties, plus real estate related depreciation and amortization, and after adjustments for unconsolidated partnerships, joint ventures and other affiliates. Adjustments for unconsolidated partnerships, joint ventures and other affiliates are calculated to reflect FFO on the same basis. FFO is a non-GAAP financial measure. FFO does not represent cash flows from operations as defined by GAAP and is not indicative that cash flows are adequate to fund all cash needs and is not to be considered an alternative to net income or any other GAAP measure as a measurement of the results of our operations or our cash flows or liquidity as defined by GAAP. It should also be noted that not all REITs calculate FFO the same way so comparisons with other REITs may not be meaningful.
ADJUSTED FUNDS FROM OPERATIONS (“AFFO”)
In addition to FFO, we present AFFO by adding to FFO non-cash impairment charges and provision for loan losses, non-real estate depreciation and amortization, deferred financing fees amortization, costs associated with loan refinancing and share-based compensation expense to management and trustees; subtracting maintenance capital expenditures (including second generation tenant improvements and leasing commissions), straight-lined rental revenue and the non-cash portion of mortgage and other financing income. AFFO is a non-GAAP financial measure. AFFO does not represent cash flows from operations as defined by GAAP and is not indicative that cash flows are adequate to fund all cash needs and is not to be considered an alternative to net income or any other GAAP measure as a measurement of the results of our operations or our cash flows or liquidity as defined by GAAP. It should also be noted

that not all REITs calculate AFFO the same way so comparisons with other REITs may not be meaningful.
INTEREST COVERAGE RATIO
The interest coverage ratio is calculated as the interest coverage amount divided by interest expense, gross. We calculate the interest coverage amount by adding to net income impairment charges, interest expense, gross, depreciation and amortization, share-based compensation expense to management and trustee and costs associated with loan refinancing; subtracting interest cost capitalized, straight-line revenue, and gain on sale of real estate from discontinued operations. We calculated interest expense, gross, by adding to interest expense, net, interest income and interest cost capitalized. We consider the interest coverage ratio to be an appropriate supplemental measure of a company’s ability to meet its interest expense obligations. Our calculation of the interest coverage ratio may be different from the calculation used by other companies, and therefore, comparability may be limited. This information should not be considered as an alternative to any GAAP liquidity measures.
FIXED CHARGE COVERAGE RATIO
The fixed charge coverage ratio is calculated in exactly the same manner as the interest coverage ratio, except that preferred share dividends are also added to the denominator. We consider the fixed charge coverage ratio to be an appropriate supplemental measure of a company’s ability to make its interest and preferred share dividend payments. Our calculation of the fixed charge coverage ratio may be different from the calculation used by other companies and, therefore, comparability may be limited. This information should not be considered as an alternative to any GAAP liquidity measures.
DEBT SERVICE COVERAGE RATIO
The debt service coverage ratio is calculated in exactly the same manner as the interest coverage ratio, except that recurring principal payments are also added to the denominator. We consider the debt service coverage ratio to be an appropriate supplemental measure of a company’s ability to make its debt service payments. Our calculation of the debt service coverage ratio may be different from the calculation used by other companies and, therefore, comparability may be limited. This information should not be considered as an alternative to any GAAP liquidity measures.